EXHIBIT 32

CERTIFICATION

PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the “Company”), does hereby certify that:

The Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 1, 2013	/s/ Daniel Taitz
Daniel Taitz
Chief Administrative Officer and General Counsel
(Interim principal executive officer)

Dated: March 1, 2013	/s/ Kenneth P. West
Kenneth P. West
Cheif Financial Officer
(principal financial officer)